Exhibit 10.1

Loan and Security Agreement

This Loan and Security Agreement is made and entered into effective as of June 15, 2006 between Lon Stalsberg, an individual (“Lender”), and Emerson Remodeling, Inc., a Utah corporation (“Borrower”).

Recitals

WHEREAS, Borrower is engaged or plans to engage in the business of acquiring real estate properties for renovation and resale; and

WHEREAS, Lender desires to loan Borrower the principal amount of $410,035.00 for the purpose of purchasing that certain residential property located 1772 East Holladay Boulevard, Holladay, Utah 84124 (the “Property”); and

WHEREAS, Lender also desires to provide additional loans to Borrower from time to time for the renovation and improvement of the Property and for working capital; and

WHEREAS, Borrower has agreed to compensate Lender by paying it loan fees and interest on the outstanding balance of the Loans as provided herein;

Agreement

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Lender and Borrower agree as follows.

1. Primary Loan. Lender shall loan Borrower the principal amount of $410,035 for the purchase of the Property (the “Primary Loan”). The Primary Loan shall be represented by a Trust Deed Note in the form attached hereto as Exhibit A and incorporated herein by reference.

2. Secondary Loans. Lender will make additional loans to Borrower in such amounts as may be determined by Lender in its sole discretion (the “Secondary Loans”); provided, no Default or Event of Default has occurred and is continuing. Each Secondary Loan shall be represented by a Trust Deed Note in the form attached hereto as Exhibit B and incorporated herein by reference. The Primary Loan and the Secondary Loans are collectively referred to in this Agreement as the “Loans.”

3. Loan Fees. Borrower agrees to pay Lender the following loan fees: (i) Four Thousand One Hundred and 35/100 Dollars ($4,100.35); and (ii) an amount equal to Ten Percent (10%) of the after tax-profit realized by Borrower from the sale of the Property. Such loan fees shall be due and payable in a lump sum at such time as Borrower sells the Property. Such loan fees shall not be subject to interest charges. For purposes of this Section 3, the after-tax profit shall be calculated by taking the net sale price received by Borrower from the sale of Property and subtracting therefrom the cost of the Property, the cost of all improvements made to the Property and all expenses incurred by Borrower in connection with the renovation of the Property. The resulting amount shall then be further reduced by a percentage equal to the estimated amount of federal and state income tax payable by Borrower with respect to the profit on the sale of the Property.

4. Interest. All Loans shall bear interest at the rate of Ten Percent (10%) per annum. Interest shall accrue and be payable in a lump sum at the time Borrower sells the Property. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

5. Prepayment. Borrower may at any time and from time to time prepay any Loan in whole or in part. Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on all Loans outstanding, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on such Loan or Loans as Borrower may designate.

6. Security Interest. To secure the payment and performance of all of the Loans when due, Borrower shall record a Trust Deed against the Property in favor of Borrower, which Trust Deed shall be in substantially the same form as that attached hereto as Exhibit C and incorporated herein by reference.

7. Representations of Borrower. In order to induce Lender to enter into this Agreement and to make Loans, Borrower represents and warrants to Lender as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

(a)       Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of Utah. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), and (iii) do not violate Borrower’s articles of incorporation, or Borrower’s by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its properties, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

(b)       Borrower is now, and will at all times in the future be, the sole owner of the Property. The Property is now and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the trust deed to be recorded in favor of Lender and an access easement to be granted near the rear of the Property.

(c)       There is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower’s knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted.

8. Term. This Agreement shall commence effective as of the date written above and continue in effect until such time as the Property has been sold by Buyer and all amounts due from Borrower to Lender hereunder have been paid in full.

9. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement, and Borrower shall give Lender immediate written notice thereof: (a) any event of default provided in the Trust Deed Notes or the Trust Deed should occur and be continuing; (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary obligation to Lender; (c) Borrower shall fail to perform any other non-monetary obligation, which failure is not cured within 30 business days after the date due, or if such default is not susceptible to cure within such 30 business day period, if Borrower has not commenced and diligently proceeded to cure such default within such 30 business day period; (d) dissolution, termination of existence, insolvency or business failure of Borrower, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (e) the commencement of any proceeding against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced.

10. Remedies. Upon the occurrence of any Event of Default, and at any time thereafter, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) accelerate and declare all or any part of the Loans to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Loan; (c) pursue any of the other remedies provided for in the Trust Deed Notes and the Trust Deed.

11. Notices. Any and all notices and communications required or permitted hereunder shall be deemed to have been properly given if mailed, registered mail, return receipt requested, with postage prepaid, addressed as follows:

If to Lender:	Lon Stalsberg
4205 Park View Drive
Salt Lake City, Utah 84124

If to Borrower to:	Emerson Remodeling, Inc.
Atten: R. Scott Beebe, Secretary
1845 Baywood Drive
Salt Lake City, UT 84117

The parties may change the address at which notices are to be given hereunder by informing the other in writing pursuant to the foregoing provisions.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah.

13. Attorney’s Fees. If any proceeding is brought by a party with respect to a matter or matters governed by this Agreement, all costs and expenses of the prevailing party incurred in connection with such proceeding, including reasonable attorney’s fees, shall be paid by the non-prevailing party.

14. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to any written or oral negotiations, commitments and understandings. This Agreement may only be amended or modified pursuant to a written instrument signed by both parties.

15. Headings. The headings are for convenience only and will have no significance in the interpretation of this Agreement.

16. Assignment; Binding Effect. This Agreement and the rights and obligations hereunder shall not be assignable by either party without the prior written consent of the other party. This Agreement is binding on and will inure to the benefit of Lender and Borrower and their respective successors and permitted assigns.

17. Severability. If any term, covenant, condition or agreement of this Agreement or the application of it to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant, condition or agreement to persons or circumstances, other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition or agreement of this Agreement shall be valid and shall be enforced to the extent permitted by law.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one instrument.

In Witness Whereof, this Loan and Security Agreement has been executed by the parties hereto as of the date first written above.

Lender:

/s/ Lon Stalsberg
Lon Stalsberg, an individual

Borrower:	Emerson Remodeling, Inc.
A Utah corporation

By /s/ Gregory C. Menges
Gregory C. Menges, President

Exhibit A to Loan and Security Agreement

Trust Deed Note

DO NOT DESTROY THIS NOTE: When paid, this Note, with Trust Deed securing the same, must be surrendered to Trustee for cancellation before reconveyance will be made.

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$410,035.00	Salt Lake City, Utah

June 15, 2006

FOR VALUE RECEIVED, the undersigned, promises to pay to the order of Lon Stalsberg at 4205 Park View Drive, Salt Lake City, Utah 84124, or at such other place as the holder hereof may designate, the principal amount of FOUR HUNDRED TEN THOUSAND THIRTY-FIVE AND NO/100 DOLLARS ($410,035.00), together with interest from date at the rate of TEN PERCENT (10.0%) per annum on the unpaid principal, said principal and interest payable in a lump sum on such date as the undersigned sells the residential property located at 1772 East Holladay Boulevard, Holladay, Utah 84124. Each payment shall be applied first to the payment of accrued and unpaid interest and second to the reduction of principal.

If default occurs in the payment of such principal and interest or any part thereof, the holder hereof, at holder’s option and without notice or demand, may declare the entire principal balance and accrued interest immediately due and payable.

If this Note is collected by an attorney after default in the payment of principal or interest, either with or without suit, the undersigned, agrees to pay all costs and expenses of collection including a reasonable attorney’s fee.

The makers, sureties, guarantors and endorsers hereof severally waive presentment for payment, demand and notice of dishonor and nonpayment of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this note, and to the release of any security, or any part thereof, with or without substitution. This note is secured by a Trust Deed of even date herewith.

In Witness Whereof, this Trust Deed Note has been executed by the undersigned in Salt Lake City, Utah effective as of the date first written above.

Emerson Remodeling, Inc.
A Utah corporation

Gregory C. Menges
President

Exhibit B to Loan and Security Agreement

Trust Deed Note

DO NOT DESTROY THIS NOTE: When paid, this Note, with Trust Deed securing the same, must be surrendered to Trustee for cancellation before reconveyance will be made.

______________________________________________________________________________

$__________	Salt Lake City, Utah

___________, 200__

FOR VALUE RECEIVED, the undersigned, promises to pay to the order of Lon Stalsberg at 4205 Park View Drive, Salt Lake City, Utah 84124, or at such other place as the holder hereof may designate, the principal amount of ______________________________ DOLLARS ($_________), together with interest from date at the rate of TEN PERCENT (10.0%) per annum on the unpaid principal, said principal and interest payable in a lump sum on such date as the undersigned sells the residential property located at 1772 East Holladay Boulevard, Holladay, Utah 84124. Each payment shall be applied first to the payment of accrued and unpaid interest and second to the reduction of principal.

If default occurs in the payment of such principal and interest or any part thereof, the holder hereof, at holder’s option and without notice or demand, may declare the entire principal balance and accrued interest immediately due and payable.

If this Note is collected by an attorney after default in the payment of principal or interest, either with or without suit, the undersigned, agrees to pay all costs and expenses of collection including a reasonable attorney’s fee.

The makers, sureties, guarantors and endorsers hereof severally waive presentment for payment, demand and notice of dishonor and nonpayment of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this note, and to the release of any security, or any part thereof, with or without substitution. This note is secured by a Trust Deed from the undersigned to Lon Stalsberg dated June 15, 2006 pertaining to the property located at 1772 East Holladay Boulevard, Holladay, Utah 84124.

In Witness Whereof, this Trust Deed Note has been executed by the undersigned in Salt Lake City, Utah effective as of the date first written above.

Emerson Remodeling, Inc.
A Utah corporation

Gregory C. Menges
President

Exhibit C to Loan and Security Agreement

WHEN RECORDED, MAIL TO:

Emerson Remodeling, Inc.

1845 Baywood Drive

Salt Lake City, Utah 84117

TRUST DEED

THIS TRUST DEED is made this _____ day of _________, 200__ between Emerson Remodeling, Inc., a Utah corporation, as Trustor, whose address is 1845 Baywood Drive, Salt Lake City, Utah 84117, Paramount Title Corp., whose address is 1326 South 900 East, Salt Lake City, Utah 84105, as Trustee, and Lon Stalsberg, an individual, as Beneficiary.

Trustor hereby CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, the following described property situated in Salt Lake County, Utah:

BEGINNING SOUTH 77° 04’ EAST 35.71 FEET AND SOUTH 11° 07’ EAST 663.2 FEET AND SOUTH 80° 46’ 50” EAST 403.6 FEET AND SOUTH 33.43 FEET FROM THE NORTH QUARTER CORNER OF SECTION 4, TOWNSHIP 2 SOUTH, RANGE I EAST SALT LAKE BASE & MERIDIAN; THENCE SOUTH 80° 46’ 50” EAST 134.08 FEET; THENCE SOUTH 2° 10’ EAST 138.32 FEET; THENCE WEST 95.85 FEET; THENCE NORTH 24 FEET; THENCE WEST 23 FEET; THENCE SOUTH 24 FEET; THENCE WEST 20 FEET; THENCE NORTH 159.91 FEET TO THE POINT OF BEGINNING.

Together with all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereunto now or hereafter used or enjoyed with said property, or any part thereof;

FOR THE PURPOSE OF SECURING: (1) payment of the indebtedness evidenced by a promissory note dated June 15, 2006, in the principal sum of $410,035.00, payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth; (2) payment of the indebtedness evidenced by a promissory note dated ___________, 2006, in the principal sum of $_______, payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth; (3) the performance of each agreement of Trustor contained herein and in the Loan and Security Agreement between Beneficiary and Trustor dated as of June 15, 2006; (4) the payment of such additional loans or advances as hereafter may be made to Trustor when evidenced by a Trust Deed Note or Notes reciting that they are secured by this Trust Deed; and (5) the payment of any sums expended or advanced by Beneficiary to protect the security hereof.

Trustor agrees to pay all taxes and assessments on the above property, to pay all charges and assessments on water or water stock used on or with said property, not to commit waste, to maintain adequate fire insurance on improvements on said property, to pay all costs and expenses of collection (including Trustee’s and attorney’s fees in event of default in payment of the indebtedness secured hereby) and to pay reasonable Trustee’s fees for any of the services performed by Trustee hereunder, including a reconveyance hereof.

The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to it at the address hereinbefore set forth.

In Witness Whereof, this Trust Deed has been executed by Trustor in Salt Lake City, Utah as of the date first written above.

Emerson Remodeling, Inc.
A Utah corporation

By _____________________________
Gregory C. Menges
President

STATE OF UTAH

ss.

COUNTY OF SALT LAKE

On the _____ day of _____________, 200__, personally appeared before me, Gregory C. Menges, who being by me duly sworn, did say that he is the president of Emerson Remodeling, Inc., a Utah corporation, the corporation that executed the above and foregoing instrument and that said instrument was signed in behalf of said corporation by authority of a resolution of its board of directors and said Gregory C. Menges acknowledged to me that said corporation executed the same.

___________________________________
Notary Public
My Commission Expires:	Residing at: Salt Lake City, Utah

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